Exhibit 99.1

Scienture Holdings

We invest in creating better health outcomes

NASDAQ: SCNX



Corporate Presentation

September 2026

Safe Harbor Statement and Non-GAAP Measures

The information set forth herein contains forward-looking statements within the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions, or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Readers should not place undue reliance on these forward-looking statements. Any statements made in this presentation other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors (some of which are beyond our control), which may cause the results of Scienture Holdings, Inc (the "Company"), its divisions and concepts to be materially different from those expressed or implied in such statements. These risks include: risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; our ability to maintain the listing of our common stock on The Nasdaq Stock Market, LLC; risks associated with our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the adoption of our product offerings; claims relating to alleged violations of intellectual property rights of others; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; increased inflation and interest rates, including the increased costs of raising funding as a result thereof; supply chain issues caused by among other things, recessions and global conflicts; and others that are included from time to time in our filings with the Securities and Exchange Commission ("SEC"), including, but not limited to those risks described in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on our future results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, we expressly disclaim any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Use of Non-GAAP Financial Information

This presentation discusses "EBITDA" (net income (loss) attributable to the Company before interest, taxes, depreciation and amortization). This measurement is not recognized in accordance with generally accepted accounting principles ("GAAP") and should not be viewed as an alternative to GAAP measures of performance. We present EBITDA because we believe this metric provides additional useful information to investors due to the various noncash items during the period. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA does not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA does not reflect changes in, or cash requirements for, working capital needs; and EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure. This presentation includes a reconciliation of EBITDA to GAAP.

Scienture Holdings, Inc | About Us

Scienture Holdings is a fully integrated pharmaceutical product group committed to providing greater value to patients, physicians, and caregivers through the development, commercialization, and distribution of innovative specialty products designed to meet unmet clinical and market needs.

Value and Innovation

Our focus is to change treatment paradigms and better healthcare outcomes using our proprietary product portfolio

Deep Expertise

R&D, product development, unique product pipeline and therapeutic area strategy

Robust Commercial Operations

Complete suite of sales and marketing to include branding, promotion, market access and distribution

Accomplished Leadership

Many years of multidisciplinary experience and deep market knowledge combined with high integrity and accountability

Leadership

Executive Management



Shankar Hariharan, Ph.D.
Executive Chairman & Co-CEO, Director

Over 35 years of experience in Pharmaceutical Industry. Involved with development and commercialization of Celexa® (>$2B), Lexapro® ($4B), Namenda® (>$2B), Megace ES® (>$100M). He has founded and has held board positions in several branded and specialty pharmaceutical companies.



Narasimhan Mani, Ph.D., MBA
President and Co-CEO, Interim CFO, Director

Experienced healthcare professional with over 25 years of experience in the industry. Has held executive leadership, P&L responsibilities and board positions in Specialty/brand companies and has led across product development initiatives and commercial launches (e.g., Ritalin®, Morphelan®, Namenda XR®, and Nucynta ER®).

Independent Directors



Subbarao Jayanthi

Over 20 years of strategic consulting and operational experience in the life sciences sector with leadership positions at management consulting firms. Has an M.B.A. from Kellogg School of Management at Northwestern University.



Donald G. Fell

An economist who formerly headed the Executive and Professional Education Center at the University of South Florida. He earned his undergraduate and graduate degrees in economics from Indiana State University and his ABD in economics from Illinois State University.



Mayur Doshi

An entrepreneur with more than 25 years of experience in the pharmaceutical industry, in the areas of API and finished dosage form distribution. He is an investor in stem cell research and immunology and is also involved in SPAC and another public investments.

Our Mission

Our mission is to bring patients selectively designed drug product innovations through accelerated nuanced commercialization by channeling the power of technology platforms


Our team has the strategic and operational expertise complemented with key relationships to build the portfolio for value creation

Beginnings

Our founders identified critical gaps in care—challenging treatment paradigms, safety and efficacy limitations, access, adherence, and availability hurdles—driving our mission to transform these challenges into better patient solutions.

Our Approach

We are committed to finding better solutions by developing robust in-house platforms and acquiring or in-licensing differentiated products that address the needs of patients and caregivers. Our agile commercialization model ensures flexibility and broad reach, delivering impactful results.

Our Goal

We aim to expand the Scienture portfolio to increase shareholder value while building a robust financial foundation. This will enable us to pursue innovative clinical solutions that benefit patients and advance healthcare.

Scienture | Prioritizing Patients. Improving Outcomes.

(a wholly owned subsidiary of Scienture Holdings, Inc.)


Scienture, LLC
Corporate Presentation
Commack, NY

Delivering Better™ | Improving today's medicines for a better tomorrow

We fuse our core capabilities to these cornerstones, delivering scientific and commercial solutions, addressing gaps in therapy treatment, and leading to better health outcomes.


Discover
Reduce Patient Friction
Connect
Data-Driven Insights
Patient
Channel Champion
Support
GTM Playbook
Deliver

Scienture Chemistry

Data-Driven Insights

From R&D to market strategy, we harness data-driven insights to pave clear, evidence-based paths that lead to better patient outcomes.

Reduce Patient Friction

Our partnerships reduce barriers to care by connecting patients with trusted access points, educating specialists, and raising awareness through familiar channels.

Channel Champion

We lead with deep collaboration, selecting channel partners who innovate alongside us to ensure consistent, reliable delivery of better therapies.

GTM Playbook

Our customized go-to-market playbook aligns strategic goals with omnichannel tactics, driving each product to a successful lifecycle.

Product Portfolio

Product I Indication	Early Development	Animal Studies	Human Studies Phase 1	Human Studies Phase 2	Human Studies Phase 3	Anticipated NDA / BLA Timeline	Anticipated Launch
Arbli™ | CVS/Hypertension Oral suspension for geriatric and pediatric use				Not Required		Mar 2025 (Approved)	Oct 2025 (Launched)
Rezenopy® | CNS Nasal Spray for emergency use				Not Required		Apr 2024 (Approved)	Aug 2026 (Launched)
SCN-104 | CNS/Pain Drug device combination for convenient self-injection				Not Required		Q4 2027 (Filing)	Q2 2028
SCN-106 | CVS Biosimilar product for hospital use			Not Required			Q3 2028 (Filing)	Q2 2029
SCN-107 | CNS/Pain Long-acting injection for post-operative care						Q4 2029 (Filing)	Q4 2030

Completed   To be performed

Intellectual Property | USPTO Granted Patents and Pending Applications

- **Arbli™ (SCN-102)**
  - Patent #: *11,890,273*, Issue Date: February 6, 2024, titled “LOSARTAN LIQUID FORMULATIONS AND METHODS OF USE”, Expiration Date: October 7, 2041
  - Patent #: *12,156,869*; Issue Date: December 3, 2024, titled “LOSARTAN LIQUID FORMULATIONS AND METHODS OF USE”, Expiration Date: October 7, 2041
  - Patent #: 12,605,365; Issue Date: April 21, 2026, titled “LOSARTAN LIQUID FORMULATIONS AND METHODS OF USE”, Expiration Date: October 7, 2041
- **REZENOPY® (SCN-110)**
  - Patent #: 12,514,854 B2, Issue Date: January 6, 2026, an Orange Book-listable patent, titled “DRUG PRODUCTS FOR INTRANASAL ADMINISTRATION AND USES THEREOF”, Expiration Date: February 5, 2041
  - Patent #: 12,622,903 B2, Issue Date: May 12, 2026, titled “DRUG PRODUCTS FOR INTRANASAL ADMINISTRATION AND USES THEREOF”, Expiration Date: February 5, 2041
- **SCN-104**
  - Application Pending in the U.S. (Appl. No. *17/757,924*; Filing Date: June 23, 2022; Expiration Date: June 15, 2035)
- **SCN-107**
  - Application pending in the U.S. (Appl. No. *17/996,995*; Filing Date: October 24, 2022; Expiration Date: on or after April 22, 2041)

Arbli™ (losartan potassium) Oral Suspension 10 mg / mL 165 mL bottle

The first and only FDA approved liquid losartan formulation available in the US Market

First and only liquid ARB | **FDA Approved March 13, 2025**

Successfully commercially **launched Arbli™ in October 2025**

Arbli™ (losartan potassium) Oral Suspension

Ready-to-dispense flexible dosing formulation eliminates compounding and allows for a tailored option for patients with oral adherence hurdles with significant advantages over compounding

Formulation
24 Months room temperature oral suspension

Strength
10 mg / mL

Dosing / bottle
10 mg / mL | 165 mL (6 oz.)
30 Days Supply for 50MG treatment



NDC 83245-053-06
Rx Only
Arbli
(losartan potassium)
oral suspension
10 mg/mL
Shake for 20 seconds
before each use.
scienture
Net Contents: 165 mL

Indications

Arbli™ is an angiotensin II receptor blocker (ARB) indicated for:[1]

- Treatment of hypertension, to lower blood pressure in **adults and children greater than 6 years old**
- Reduction of the risk of stroke in patients with hypertension and left ventricular hypertrophy
- Treatment of diabetic nephropathy with an elevated serum creatinine and proteinuria in patients with type 2 diabetes and a history of hypertension

Like tablet versions of losartan, Arbli™ has a Black Box Fetal Toxicity Warning. When pregnancy is detected, discontinue Arbli™ as soon as possible. Drugs that act directly on the renin angiotensin system can cause injury and death to the developing fetus.

CONTRAINDICATIONS for Arbli™ include hypersensitivity to any component. Also, co-administration with aliskiren in patients with diabetes.

Please see Important Safety Information, including boxed warning and full prescribing information at www.ARBLI.com.

Please see package insert for full prescribing information at www.arbli.com.
Sources: ARBLI™ package insert. On file.

REZENOPY™ (Naloxone HCl) Nasal Spray, 10mg

The Highest FDA-approved Dose per nasal spray for Naloxone in the US market

The Maximum-Dose Naloxone Solution for your formulary | **FDA Approved April 24, 2024; Launched in August 2026**



Rx Only
REZENOPY
(naloxone HCl)
nasal spray
10 mg
FOR USE IN THE NOSE
Scienture
REZENOPY 10 mg

Visit REZENOPY.com for ordering information and resources.

Highest Dose

REZENOPY™ delivers 10mg naloxone—the highest FDA-approved dose per nasal spray available. Give your patients the most robust emergency response option when every second counts

Treatment Advantages

Provide maximum naloxone protection in a single easy-to-use device. Caters to the segment of patients who need multiple doses of lower strength for stabilization in emergency situations

Broad Coverage

Provide maximum naloxone protection in a single easy-to-use device. Caters to the segment of patients who need multiple doses of lower strength for stabilization in emergency situations

Indications

REZENOPY™ (naloxone HCl) Nasal Spray is an opioid antagonist indicated for:

- For the emergency treatment of known or suspected opioid overdose, as manifested by respiratory and/or central nervous system depression in adult and pediatric patients.
- Intended for immediate administration as emergency therapy in settings where opioids may be present.
- It is not a substitute for emergency medical care.

Please see Important Safety information, including boxed warning and full prescribing information at www.REZENOPY.com.

Commercial Operations | Strategy & Execution

A sound strategy in place for a robust coordinated commercial execution

Promotional + Branding

- Patient + HCP Narratives
- Brand Institute Logo and Naming Development
- Value Proposition Development

Data-Driven Insights

- IQVA NSP/NPA Insights/DDD data
- Primary Research
- Pricing Analysis + GTN Modeling

Supply Chain + Logistics

- 3PL Partnership
- Full-Line Wholesaler DSAs
- SLS Title Services
- ERP, O2C Systems


Scienture Commercial Operations
.com

Field Sales F2F + Virtual Promotion

- CSO Partner
- Top Decile and Regional Tiering
- Targeting & Segmentation

Omnichannel + CRM

- CSO Partner
- Design Agency

Operations + Compliance

- G&M Health
- Compliance Lead & Supporting Systems
- SOPs + Business Rules
- Aggregate Spend Reporting
- Medical/Legal/Regulatory Review Process

Market Access

- Large Insurers, PBM and Regional Payers
- CMS Part D and Supplemental Plans
- Institutional GPOs – Acute Contracting
- DTC and Cash Pay Models

SCN-104 | Fixed Dose Injection Pen

Product Description

Easy-to-use, multi-dose pen based delivery system for self injection and increased convenience.

Therapeutic Area

CNS (Migraine)
Indicated for acute treatment of migraine headaches with or without aura and cluster headache episodes

US Market

Total US Market for Migraine in 2025 was $1.2Bn growing to $4.1Bn (estimated) by 2034 (BioSpace, IMarc Group, Jan 2025)

Value Proposition

- Easy-to-use, multi-dose pen injector
- Consistent and accurate delivery of every dose
- Better exposure compared to the nasal spray formulation

Process of dose withdrawal followed by self-injection at the time of intense need is cumbersome from the current injectable product

There is a high degree of variability when using the single dose nasal spray and is less effective

IP Strategy

- Formulation IP coverage—Orange book listable patents
- Patent pending; PCT application published

Regulatory Path and Clinical Strategy

- 505(b)2 pathway for submission
- Therapeutically equivalent dose and similar dosing regimen as the current marketed product
- Pre-IND meeting with FDA (completed—FDA agreed with our strategy) followed by IND submission
  - **Phase 1BE study (no Phase 2/3 clinical study required)**
  - NDA submission with 12-month stability

Current Status

- Project significantly de-risked. Agreement with FDA at the pre-IND meeting on submission based on BA/BE
- POC Pilot Human PK study successfully completed—have a clear path forward
- NDA batch manufacturing completed
- IND filing expected in late 2026 and Pivot Human PK study in early 2027
- **Projected NDA submission: Q4 2027**

SCN-106 | Biosimilar Product

Product Description

Large Molecule Biosimilar
for CV use

Therapeutic Area

Cardiovascular (hospital based)

US Market

Total Addressable Market Size
(IQVIA Feb 2026)—$636MM

IP Strategy

- Potential process/formulation IP coverage

Value Proposition

Potential to be the First to Market Biosimilar for the brand product at an attractive price point

Once an equivalent product is obtained, possibility of using the same biosimilar product for the high value product for second indication

Current brand is the only available product for this purpose and is expensive

Due to the nature of the product and usage, the required Regulatory pathway for the first indication is less onerous even though the product is a biologic

Regulatory Path and Clinical Strategy

- 351(k) pathway for submission
- Biosimilar Initial Advisory (BIA) meeting
- **Small Phase 3 study for first indication**
- **Additional efficacy studies for second indication**

Current Status

- Clone selection successfully completed—API very similar to RLD product based on characterization
- Upstream and downstream process development ongoing
- BIA meeting completed; favorable feedback from agency
- No need for preclinical studies and Phase 1
- **Projected BLA submission: Q3 2028**

SCN-107 | Extended-Release Injection

Product Description

Microsphere based long-acting injection with immediate release component

Therapeutic Area

CNS (Post surgical pain)
Indicated for postsurgical local/regional analgesia

US Market

Total Addressable Market Size (IQVIA Feb 2026)—$545MM

IP Strategy

- Formulation/method of treatment IP coverage—Orange book listable patents
- Patent pending; PCT application published (PCT/US2021/028718)

Value Proposition

Potential reduction to opioid usage following surgeries

Better platform for prolonged release of injectables than the current product

Long-acting injection with immediate release component for faster onset of action and longer relief (5–7 days)

A complicated formulation with highly involved manufacturing.

Limited immediate effect and efficacy only a limited time.

Regulatory Path and Clinical Strategy

- 505(b)2 pathway for submission—Utilize safety information from currently marketed products
- Pre-IND meeting with FDA followed by IND submission
- Preclinical, Phase 1 studies; One Phase 2 and two Phase 3 studies required
- Potential for abridged clinical program if FDA accepts the request for breakthrough indication for reduction in opioid use

Current Status

- Successful animal PK study completed. Formulation optimization ongoing for human PK studies
- Pre-IND meeting completed; FDA has provided a clear pathway for development
- **Projected NDA submission: Q4 2029**

Source: IQVIA NSP MAT Sep 2024. Data onfile.

Strong Financial Momentum

Rapid revenue growth, high gross margins and improving operating performance



Quarterly Revenue
$400,000
$300,000
$200,000
$100,000
$0,0
Q1 2026
Q2 2026

~510%
Sequential Revenue Growth
Q1 2026 vs Q2 2026

~98%
Gross Margin
Q2 2026

~41%
Lower Operating Expenses

Q2 2026 operating expenses decreased to approximately $3.0 million, compared with approximately $5.2 million in Q2 2025

~58%
Net loss improvement

Q2 2026 net loss of approximately $2.8 million, compared with a net loss of approximately $6.7 million in Q2 2025

$11.2M
Cash Position

Cash, cash equivalents and restricted cash of approximately $11.2 million as of June 30,2026 compared to approximately $6.7 million of cash and cash equivalents as of December 31, 2025

Thank you!

SCIENTURE HOLDINGS, INC.
20 Austin Blvd
Commack, NY 11725
Phone: (866) 468-6535
Email: IR@Scienture.com
www.scienture.com

Scienture Holdings

Nasdaq:SCNX